ETFS TRUST

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(each a “Fund” and together the “Funds”)

Supplement dated June 14, 2018

to the currently effective Statement of Additional Information for the Funds (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for the Funds and should be read in conjunction with the SAI.

Effective June 4, 2018, the Board of Trustees appointed Mr. John Sievwright to serve as a Trustee of the Trust. Accordingly, the Funds’ SAI is hereby amended as follows:

The first sentence of the first paragraph in the section entitled “Members of the Board and Officers of the Trust” under “Management of the Trust” on page 13 is deleted in its entirety and replaced with the following:

There are three members of the Board, each of whom is not an interested person of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).

The following information regarding Mr. Sievwright is added to the “Independent Trustees” section of the table included under “Members of the Board and Officers of the Trust” in the section entitled “Management of the Trust” beginning on page 13:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(3)
John Sievwright (1955)	Trustee since June 2018	Non-Executive Director of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	9	Director of NEX Group plc

(1)	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.
(2)	As of June 14, 2018, the Fund Complex consists of the Trust (which contains five portfolios), Aberdeen Investment Funds (which contains four portfolios), Aberdeen Funds (which contains 25 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund.
(3)	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The section entitled “Individual Trustee Qualifications” under “Management of the Trust” on page 15 is hereby amended to include the following information about Mr. Sievwright:

The Trust has concluded that Mr. Sievwright should serve as Trustee of the Funds because of the experience he has gained as a senior vice president and chief operating officer of the international unit of a prominent financial services firm, his experience holding various senior management positions in banking, his service as a director of other registered investment companies, and his experience and knowledge of the financial services industry generally.

The section entitled “Fund Shares Owned by Board Members” under “Management of the Trust” on page 15 is deleted in its entirety and replaced with the following:

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s and nominee’s “beneficial ownership” of shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of May 1, 2018, the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of each Fund.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Graham Tuckwell(3)	None	None
Independent Trustees
Stephen O’Grady	None	None
William M. Thomas	None	None
John Sievwright(4)	None	None

(1)	Values based on Trustees’ ownership as of May 1, 2018.
(2)	The Family of Investment Companies consists of the Trust (which contains five portfolios).
(3)	Graham Tuckwell resigned as Trustee on April 27, 2018 upon the acquisition of the Advisor by Aberdeen.
(4)	Mr. Sievwright did not serve as a Trustee of the Trust during the fiscal year ended December 31, 2017.

The section entitled “Board Compensation” under “Management of the Trust” beginning on page 15 is deleted in its entirety and replaced with the following:

Board Compensation. In December 2017, the Advisor agreed to pay the compensation for the Independent Trustees of the Trust. Therefore, the Independent Trustees will not be paid from the Trust for the fiscal period ending December 31, 2018. The Trust paid the following fees to the Trustees during the fiscal period from the Funds’ commencement of operations on March 30, 2017 through December 31, 2017.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex(1)
		Interested Trustees
Graham Tuckwell(2)	None	None	None	None
		Independent Trustees
Stephen O’Grady	$18,003	None	None	$18,003
William M. Thomas	$18,003	None	None	$18,003
John Sievwright(3)	None	None	None	None

(1)	As of June 14, 2018, the Fund Complex consists of the Trust (which contains five portfolios), Aberdeen Investment Funds (which contains four portfolios), Aberdeen Funds (which contains 25 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund.
(2)	Graham Tuckwell resigned as Trustee on April 27, 2018 upon the acquisition of the Advisor by AAMI.
(3)	Mr. Sievwright did not serve as a Trustee of the Trust during the fiscal year ended December 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE